SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2004

SANMINA-SCI CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21272	77-0228183

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2700 NORTH FIRST STREET
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 964-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 23, 2004, Sanmina-SCI Corporation (the “Company”) issued a press release announcing that David L. White, age 49, has joined the Company as Executive Vice President of Finance and Chief Financial Officer. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.	Description

Exhibit 99	Press Release issued by Sanmina-SCI Corporation on August 23, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:
/s/ DAVID L. WHITE
David L. White Executive Vice President and Chief Financial Officer

Date: August 23, 2004

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release issued by Sanmina-SCI Corporation on August 23, 2004